Exhibit 21.1

Subsidiaries of Griffin-American Healthcare REIT II, Inc. as of December 14, 2012

Griffin-American Healthcare REIT II Holdings, LP (Delaware)

Griffin-American Healthcare Financing, LLC (Delaware)

GA HC REIT II 8220 and 8240 Naab Road MOB, LLC (Delaware)

GA HC REIT II 8260 Naab Road MOB, LLC (Delaware)

GA HC REIT II Amarillo MOB, LLC (Delaware)

GA HC REIT II Avon MOB, LLC (Delaware)

GA HC REIT II Bellaire Hospital, LLC (Delaware)

GA HC REIT II Bend OR Pilot Butte SNF, LLC (Delaware)

GA HC REIT II Bend OR Wilson Ave ALF, LLC (Delaware)

GA HC REIT II Bend OR Wilson Ave SNF, LLC (Delaware)

GA HC REIT II Bessemer MOB, LLC (Delaware)

GA HC REIT II Bloomington MOB, LLC (Delaware)

GA HC REIT II Carmel Penn MOB, LLC (Delaware)

GA HC REIT II Carmel Physicians MOB, LLC (Delaware)

GA HC REIT II Central Indiana MOB Portfolio, LLC (Delaware)

GA HC REIT II Champaign MOB, LLC (Delaware)

GA HC REIT II Chelan WA SNF, LLC (Delaware)

GA HC REIT II Columbia MOB, LLC (Delaware)

GA HC REIT II Corvallis OR ALF, LLC (Delaware)

GA HC REIT II Dalton ALF, LLC (Delaware)

GA HC REIT II Dalton SNF, LLC (Delaware)

GA HC REIT II DeSoto MOB, LLC (Delaware)

GA HC REIT II Falls of Neuse Raleigh MOB, LLC (Delaware)

GA HC REIT II Falls of Neuse Raleigh MOB Member, LLC (Delaware)

GA HC REIT II Fayetteville ALF, LLC (Delaware)

GA HC REIT II Fishers Medical Arts MOB, LLC (Delaware)

GA HC REIT II Fishers Medical Office Plaza MOB, LLC (Delaware)

GA HC REIT II Frisco MOB, LLC (Delaware)

GA HC REIT II Fuquay-Varina ALF, LLC (Delaware)

GA HC REIT II East LA Hospital, LLC (Delaware)

GA HC REIT II East Tennessee MOB Portfolio, LLC (Delaware)

GA HC REIT II Everett WA SNF, LLC (Delaware)

GA HC REIT II Gardena CA Hospital, LLC (Delaware)

GA HC REIT II Grants Pass OR 6th Street SNF, LLC (Delaware)

GA HC REIT II Grants Pass OR Fairview SNF, LLC (Delaware)

GA HC REIT II Greeley MOB, LLC (Delaware)

GA HC REIT II Greeley Northern Colorado MOB Portfolio, LLC (Delaware)

GA HC REIT II Gulf Plains MOB Portfolio, LLC (Delaware)

GA HC REIT II Hazel Dell MOB, LLC (Delaware)

GA HC REIT II Hilo MOB, LLC (Delaware)

GA HC REIT II Hope MOB, LLC (Delaware)

GA HC REIT II Huntsville MOB, LLC (Delaware)

GA HC REIT II Hyde Park SNF, LLC (Delaware)

GA HC REIT II Indiana Heart MOB, LLC (Delaware)

GA HC REIT II Indiana Orthopedics MOB, LLC (Delaware)

GA HC REIT II Indian Trail ALF, LLC (Delaware)

GA HC REIT II Jasper MOB I & II, LLC (Delaware)

GA HC REIT II Jasper MOB III, LLC (Delaware)

GA HC REIT II Jasper MOB Portfolio, LLC (Delaware)

GA HC REIT II Killeen MOB, LLC (Delaware)

GA HC REIT II Knightdale ALF, LLC (Delaware)

GA HC REIT II Lafayette MOB, LLC (Delaware)

GA HC REIT II Las Vegas Alta Vista MOB, LLC (Delaware)

GA HC REIT II Lemont MOB, LLC (Delaware)

GA HC REIT II Lincolnton ALF, LLC (Delaware)

GA HC REIT II Los Angeles Hospital Portfolio, LLC (Delaware)

GA HC REIT II Maryland SNF Portfolio, LLC (Delaware)

GA HC REIT II Massachusetts Senior Care Portfolio, LLC (Delaware)

GA HC REIT II Midwestern MOB Portfolio, LLC (Delaware)

GA HC REIT II Muncie MOB, LLC (Delaware)

GA HC REIT II Naperville MOB, LLC (Delaware)

GA HC REIT II New Port Richey MOB, LLC (Delaware)

GA HC REIT II Noblesville MOB, LLC (Delaware)

GA HC REIT II North Bend WA SNF, LLC (Delaware)

GA HC REIT II North Carolina ALF Portfolio, LLC (Delaware)

GA HC REIT II North Meridian MOB, LLC (Delaware)

GA HC REIT II Norwalk CA Hospital, LLC (Delaware)

GA HC REIT II Ola Nalu MOB Portfolio, LLC (Delaware)

GA HC REIT II Olympia WA SNF, LLC (Delaware)

GA HC REIT II Pacific Northwest Senior Care Portfolio, LLC (Delaware)

GA HC REIT II Penn St. Indianapolis MOB, LLC (Delaware)

GA HC REIT II Prairie Lakes MOB, LLC (Delaware)

GA HC REIT II Prineville OR ALF, LLC (Delaware)

GA HC REIT II Prineville OR SNF, LLC (Delaware)

GA HC REIT II Redmond OR ALF, LLC (Delaware)

GA HC REIT II Redmond OR SNF, LLC (Delaware)

GA HC REIT II River Oaks Houston MOB, LLC (Delaware)

GA HC REIT II Rockwall MOB, LLC (Delaware)

GA HC REIT II Rowlett MOB, LLC (Delaware)

GA HC REIT II Salem OR ALF, LLC (Delaware)

GA HC REIT II Salt Lake LTACH, LLC (Delaware)

GA HC REIT II San Angelo MOB I, LLC (Delaware)

GA HC REIT II San Angelo MOB II, LLC (Delaware)

GA HC REIT II Santa Rosa Health Plaza MOB, LLC (Delaware)

GA HC REIT II Schertz MOB, LLC (Delaware)

GA HC REIT II Shelbyville MOB, LLC (Delaware)

GA HC REIT II Silver Star MOB Portfolio, LLC (Delaware)

GA HC REIT II St. Petersburg MOB, LLC (Delaware)

GA HC REIT II Tacoma WA SNF, LLC (Delaware)

GA HC REIT II Temple MOB, LLC (Delaware)

GA HC REIT II Texarkana MOB, LLC (Delaware)

GA HC REIT II Urbana MOB, LLC (Delaware)

GA HC REIT II Warsaw MOB, LLC (Delaware)

G&E HC REIT II Alice MOB, LLC (Delaware)

G&E HC REIT II Athens LTACH, LLC (Delaware)

G&E HC REIT II Austell MOB, LLC (Delaware)

G&E HC REIT II Bastian SNF, LLC (Delaware)

G&E HC REIT II Benton Home Health MOB, LLC (Delaware)

G&E HC REIT II Benton Medical Plaza I & II MOB, LLC (Delaware)

G&E HC REIT II Boynton MOB, LLC (Delaware)

G&E HC REIT II Boynton MOB Member, LLC (Delaware)

G&E HC REIT II Bryant MOB, LLC (Delaware)

G&E HC REIT II Buckhead SNF, LLC (Delaware)

G&E HC REIT II Cape Girardeau LTACH, LLC (Delaware)

G&E HC REIT II Care Pavilion SNF, L.P. (Delaware)

G&E HC REIT II Carlsbad MOB, LLC (Delaware)

G&E HC REIT II Charlottesville SNF, LLC (Delaware)

G&E HC REIT II Cheltenham York SNF, L.P. (Delaware)

G&E HC REIT II Chula Vista MOB, LLC (Delaware)

G&E HC REIT II Cliveden SNF, L.P. (Delaware)

G&E HC REIT II Columbia LTACH, LLC (Delaware)

G&E HC REIT II Covington SNF, LLC (Delaware)

G&E HC REIT II Dixie-Lobo MOB Portfolio, LLC (Delaware)

G&E HC REIT II El Paso MOB, LLC (Delaware)

G&E HC REIT II Ennis MOB, LLC (Delaware)

G&E HC REIT II Fincastle SNF, LLC (Delaware)

G&E HC REIT II FLAGS MOB Portfolio, LLC (Delaware)

G&E HC REIT II Gainesville SNF, LLC (Delaware)

G&E HC REIT II Hardy Oak MOB, LLC (Delaware)

G&E HC REIT II Highlands Ranch Medical Pavilion, LLC (Delaware)

G&E HC REIT II Hobbs MOB, LLC (Delaware)

G&E HC REIT II Hope MOB, LLC (Delaware)

G&E HC REIT II Hot Springs SNF, LLC (Delaware)

G&E HC REIT II Jersey City MOB, LLC (Delaware)

G&E HC REIT II Joplin LTACH, LLC (Delaware)

G&E HC REIT II Lacombe MOB, LLC (Delaware)

G&E HC REIT II Lafayette Rehabilitation Hospital, LLC (Delaware)

G&E HC REIT II Lake Charles MOB, LLC (Delaware)

G&E HC REIT II Lakewood MOB I, LLC (Delaware)

G&E HC REIT II Lawton MOB Portfolio, LLC (Delaware)

G&E HC REIT II Lebanon SNF, LLC (Delaware)

G&E HC REIT II Livingston MOB, LLC (Delaware)

G&E HC REIT II Loma Linda Pediatric Specialty Hospital, LLC (Delaware)

G&E HC REIT II Low Moor SNF, LLC (Delaware)

G&E HC REIT II Lufkin MOB, LLC (Delaware)

G&E HC REIT II Maplewood Manor SNF, L.P. (Delaware)

G&E HC REIT II Maxfield Sarasota MOB, LLC (Delaware)

G&E HC REIT II Memphis SNF, LLC (Delaware)

G&E HC REIT II Midlothian SNF, LLC (Delaware)

G&E HC REIT II Milestone MOB Portfolio, LLC (Delaware)

G&E HC REIT II Millington SNF, LLC (Delaware)

G&E HC REIT II Mobile SNF, LLC (Delaware)

G&E HC REIT II Monument LTACH Portfolio, LLC (Delaware)

G&E HC REIT II Muskogee LTACH, LLC (Delaware)

G&E HC REIT II Okatie MOB, LLC (Delaware)

G&E HC REIT II Parkway Medical Center, LLC (Delaware)

G&E HC REIT II Philadelphia SNF Portfolio Holdings, LLC (Delaware)

G&E HC REIT II Philadelphia SNF Portfolio Holdings II, LLC (Delaware)

G&E HC REIT II Philadelphia SNF Portfolio Holdings GP, LLC (Delaware)

G&E HC REIT II Philadelphia SNF Portfolio SPE General Partner, LLC (Delaware)

G&E HC REIT II Philadelphia SNF Portfolio SPE Limited Partner, LLC (Delaware)

G&E HC REIT II Pocatello MOB, LLC (Delaware)

G&E HC REIT II Pocatello MOB JV, LLC (Delaware)

G&E HC REIT II Rockdale SNF, LLC (Delaware)

G&E HC REIT II Shreveport SNF, LLC (Delaware)

G&E HC REIT II Snellville SNF, LLC (Delaware)

G&E HC REIT II Southeastern SNF Portfolio, LLC (Delaware)

G&E HC REIT II Spokane MOB, LLC (Delaware)

G&E HC REIT II Spokane MOB Member, LLC (Delaware)

G&E HC REIT II Spokane Parking Garage, LLC (Delaware)

G&E HC REIT II St. Anthony North Denver MOB, LLC (Delaware)

G&E HC REIT II St. Vincent Cleveland MOB, LLC (Delaware)

G&E HC REIT II Surgical Hospital of Humble, LLC (Delaware)

G&E HC REIT II Sylva MOB, LLC (Delaware)

G&E HC REIT II Tempe MOB, LLC (Delaware)

G&E HC REIT II Tempe MOB Member, LLC (Delaware)

G&E HC REIT II Tucker House SNF, L.P. (Delaware)

G&E HC REIT II Victoria MOB, LLC (Delaware)

G&E HC REIT II Virginia SNF Portfolio, LLC (Delaware)

G&E HC REIT II Westminster SNF, LLC (Delaware)

G&E HC REIT II Wharton MOB, LLC (Delaware)

G&E HC REIT II Yuma SNF, LLC (Delaware)

G&E Healthcare REIT II Sartell MOB, LLC (Delaware)